Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

On May 20, 2005, Safety Products Holdings, Inc. (“Safety Products”) entered into a purchase and sale agreement with NSP Holdings L.L.C. (“NSP Holdings”) and Norcross Safety Products L.L.C. (“Norcross”) with respect to the acquisition (the “Acquisition”) by Safety Products of all of the equity interests in Norcross and NSP Holdings Capital Corp. (“NSP Capital.”)  Safety Products is a newly formed holding company owned by affiliates of Odyssey Investment Partners, LLC and General Electric Pension Trust, certain of their respective affiliates and members of NSP Holdings’ management, whom we collectively refer to as the “equity investors.”  The purchase and sale agreement and related documents contemplate the occurrence of the following events, which we collectively refer to herein as the “Transactions”:

•                  an approximately $111.5 million cash equity investment in Safety Products by the equity investors;

•                  the entrance into a new senior credit facility by Norcross consisting of an $88.0 million term loan and a $50.0 million revolving credit facility;

•                  the offering by Safety Products of $25.0 million of 11 3/4% senior pay in kind notes due 2012;

•                  the payment by Safety Products of approximately $135.5 million in cash to NSP Holdings as Acquisition consideration;

•                  the repayment of approximately $85.2 million of indebtedness under Norcross’ existing senior credit facility and approximately $3.2 million of other senior and subordinated indebtedness;

•                  the assumption of existing obligations, including obligations under NSP Holdings’ and NSP Capital’s outstanding 11 3/4% senior pay in kind notes due 2012 (the “Existing Holdings Notes”), Norcross’s 9 7/8% senior subordinated notes due 2011 (the “Norcross senior subordinated notes”), certain capital leases and other obligations; and

•                  the payment of approximately $26.7 million of related fees and expenses, including consent payments to holders of the Existing Holdings Notes and the Norcross senior subordinated notes to obtain certain amendments and waivers in connection with the Transactions.

Set forth below is unaudited pro forma consolidated financial data for Safety Products, as the successor to NSP Holdings.  We derived the unaudited consolidated financial data set forth below by the application of pro forma adjustments to NSP Holdings’ historical financial statements.

The unaudited pro forma statement of operations data for the three months and twelve months ended April 2, 2005, the three months ended April 3, 2004 and for the year ended December 31, 2004 give pro forma effect to (1) the offering by Safety Products of $25.0 million of 11 3/4% senior pay in kind notes due 2012 and the application of the net proceeds therefrom, (2) the consummation of the Acquisition, including the related financing transactions, described above, (3) the issuance by NSP Holdings and NSP Capital of the Existing Holdings Notes, and (4) the assumption by Safety Products of the obligations of NSP Holdings and NSP Capital under the Existing Holdings Notes, in each case as if these transactions had occurred on January 1, 2004.  The unaudited pro forma balance sheet data as of April 2, 2005 give pro forma effect to the foregoing, other than the issuance of the Existing Holdings Notes, which issuance occurred on January 7, 2005 and is therefore reflected in NSP Holdings’ April 2, 2005 historical balance sheet.

The Acquisition adjustments give pro forma effect to the Acquisition, which will be accounted for as a purchase in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations.”  The total purchase price will be allocated to Safety Products’ net assets based upon estimates of fair value.  The pro forma adjustments were based on a preliminary assessment of the fair value of Safety Products’ tangible and intangible assets and liabilities by management.  The final purchase price allocation will be based on a formal valuation analysis by an outside appraisal firm and may include an adjustment to the amounts recorded for the value of inventory, property, plant and equipment, identifiable intangible assets and goodwill. A final valuation will be obtained after the completion of the Transactions.

The adjustments to the unaudited pro forma consolidated statements of operations are based upon available information and certain assumptions that are believed to be reasonable. You should read the unaudited pro forma consolidated financial data and the accompanying notes in conjunction with NSP Holdings’ audited historical financial statements and the accompanying notes thereto.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF APRIL 2, 2005

(dollars in thousands)

	NSP Holdings	Pro Forma Adjustments		Safety Products Pro Forma
Assets
Current assets:
Cash and cash equivalents	$50,958	$(16,922	)(1)	$—
		(34,036	)(2)
Accounts receivable, net	69,707	—		69,707
Inventories	83,503	21,214	(3)	104,717
Deferred income taxes	60	—		60
Prepaid expenses and other current assets	2,980	—		2,980
Total current assets	207,208	(29,744)		177,464
Property, plant, and equipment, net	49,581	—		49,581
Deferred financing costs, net	13,060	(13,060	)(4)	20,566
		20,566	(5)
Goodwill, net	132,986	181,639	(3)	314,625
Other intangible assets, net	6,080	(6,080	)(3)	—
Other noncurrent assets	5,633	(142	)(6)	5,491
Total assets	$414,548	$153,179		$567,727
Liabilities and equity
Current liabilities:
Accounts payable	20,315	—		$20,315
Accrued expenses	21,527	(351	)(7)	20,245
		(931	)(6)
Current maturities of long-term obligations	2,690	(328	)(8)	2,362
Total current liabilities	44,532	(1,610)		42,922
Pension, postretirement, and deferred compensation	22,937	—		22,937
Long-term obligations	340,630	34,407	(8)	375,037
Fair value adjustment to long-term obligations	—	8,510	(8)	8,510
Mandatorily redeemable preferred units	76,551	(76,551	)(9)	—
Other noncurrent liabilities	1,646	—		1,646
Deferred income taxes	5,036	—		5,036
Minority interest	139	—		139
	446,939	(33,634)		413,305
Equity:
Class E units	1	(1	)(9)	—
Common units:
Class A units	38,676	(38,676	)(9)	—
Class C units	188	(188	)(9)	—
Class D units	1,248	(1,248	)(9)	—
Contributed capital	—	111,500	(9)	111,500
Accumulated deficit	(118,045)	118,045	(9)	—
Accumulated other comprehensive income	1,009	(1,009	)(9)	—
Total (deficit) equity	(76,923)	188,423		111,500
Total liabilities and equity	$414,548	$153,179		$567,727

See accompanying notes to the unaudited pro forma consolidated financial information.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED APRIL 2, 2005

(dollars in thousands)

	NSP Holdings	Pro Forma Adjustments		Safety Products Pro Forma
Statement of Operations Data:
Net sales	$120,423	—		$120,423
Cost of goods sold	75,602	—		75,602
Gross profit	44,821	—		44,821
Operating expenses:
Selling	11,857	—		11,857
Distribution	6,274	—		6,274
General and administrative	11,067	—		11,067
Amortization of intangibles	142	—		142
Strategic alternatives	—	—		—
Total operating expenses	29,340	—		29,340
Income from operations	15,481	—		15,481
Other expense (income):
Interest expense	10,721	220	(10)	9,489
		(110	)(11)
		3,064	(12)
		(4,078	)(13)
		(328	)(14)
Interest income	(428)	—		(428)
Other, net	386	—		386
Income before income taxes and minority interest	4,802	1,232		6,034
Income tax expense	1,604	—		1,604
Minority interest	4	—		4
Net income	$3,194	$1,232		$4,426

See accompanying notes to the unaudited pro forma consolidated financial information.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED APRIL 3, 2004

(dollars in thousands)

	NSP Holdings	Pro Forma Adjustments		Safety Products Pro Forma
Statement of Operations Data:
Net sales	$109,073	$—		$109,073
Cost of goods sold	68,707	—		68,707
Gross profit	40,366	—		40,366
Operating expenses:
Selling	10,404	—		10,404
Distribution	5,368	—		5,368
General and administrative	10,121	—		10,121
Amortization of intangibles	126	—		126
Total operating expenses	26,019	—		26,019
Income from operations	14,347	—		14,347
Other expense (income):
Interest expense	8,941	2,938	(10)	9,445
		(1,500	)(11)
		2,975	(12)
		(3,581	)(13)
		(328	)(14)
Interest income	(35)	—		(35)
Other, net	534	—		534
Income before income taxes and minority interest	4,907	(504)		4,403
Income tax expense	1,036	—		1,036
Minority interest	5	—		5
Net income	$3,866	$(504)		$3,362

See accompanying notes to the unaudited pro forma consolidated financial information.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

(dollars in thousands)

	NSP Holdings	Pro Forma Adjustments		Safety Products Pro Forma
Statement of Operations Data:
Net sales	$440,280	$—		$440,280
Cost of goods sold	281,924	—		281,924
Gross profit	158,356	—		158,356
Operating expenses:
Selling	41,901	—		41,901
Distribution	22,452	—		22,452
General and administrative	41,721	—		41,721
Amortization of intangibles	517	—		517
Strategic alternatives	616	—		616
Total operating expenses	107,207	—		107,207
Income from operations	51,149	—		51,149
Other expense (income):
Interest expense	35,962	12,095	(10)	38,080
		(6,150	)(11)
		11,989	(12)
		(14,503	)(13)
		(1,313	)(14)
Interest income	(213)	—		(213)
Other, net	1,539	—		1,539
Income before income taxes and minority interest	13,861	(2,118)		11,743
Income tax expense	3,195	—		3,195
Minority interest	25	—		25
Net income	$10,641	$(2,118)		$8,523

See accompanying notes to the unaudited pro forma consolidated financial information.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
TWELVE MONTHS ENDED APRIL 2, 2005

(dollars in thousands)

	NSP Holdings	Pro Forma Adjustments		Safety Products Pro Forma
Statement of Operations Data:
Net sales	$451,630	$—		$451,630
Cost of goods sold	288,819	—		288,819
Gross profit	162,811	—		162,811
Operating expenses:
Selling	43,354	—		43,354
Distribution	23,358	—		23,358
General and administrative	42,667	—		42,667
Amortization of intangibles	533	—		533
Strategic alternatives	616	—		616
Total operating expenses	110,528	—		110,528
Income from operations	52,283	—		52,283
Other expense (income):
Interest expense	37,742	9,377	(10)	38,124
		(4,760	)(11)
		12,078	(12)
		(15,000	)(13)
		(1,313	)(14)
Interest income	(606)	—		(606)
Other, net	1,391	—		1,391
Income before income taxes and minority interest	13,756	(382)		13,374
Income tax expense	3,763	—		3,763
Minority interest	24	—		24
Net income	$9,969	$(382)		$9,587

See accompanying notes to the unaudited pro forma consolidated financial information.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

(dollars in thousands)

(1)          Represents cash distributed by NSP Holdings to its unitholders at closing.

(2)          Represents NSP Holdings’ cash not acquired by Safety Products as part of the Transactions.  This cash will be distributed by NSP Holdings to its unitholders immediately prior to closing.

(3)          Represents allocation of purchase price as follows:

Purchase price before fees and expenses	$487,663
Estimated fees and expenses	26,668
Total purchase price	514,331
Net assets acquired as of April 2, 2005	(33,619)
Excess of purchase price over net assets acquired	547,950

Allocation of purchase price:
Inventory fair value	(21,214)
Write-off existing deferred financing fees	13,060
Eliminate existing other intangibles, net	6,080
New deferred financing fees	(20,566)
Payment of accrued interest	(351)
Assumption of indebtedness	(254,889)
Indebtedness paid at closing	(88,431)
181,639
Existing goodwill	132,986
Goodwill and other intangibles on opening balance sheet	$314,625

(4)          Represents write-off of existing deferred financing fees.

(5)          Represents deferred financing fees related to the Transactions summarized as follows:

Deferred financing fees related to new senior credit facility	$3,376
Deferred financing fees related to Norcross senior subordinated notes	2,196
Deferred financing fees related to Existing Holdings Notes	11,584
Deferred financing fees related to notes offered hereby	3,410
$20,566

(6)          Represents assets not acquired and liabilities not assumed in the Acquisition.

(7)          Represents accrued interest paid at closing.

(8)          Represents impact of financing and purchase accounting adjustments related to the Acquisition summarized as follows:

Repay existing term loan	$(85,200)
Repay other senior debt	(430)
Repay other subordinated debt	(2,801)
Fair value adjustment to Norcross senior subordinated notes	8,510
Borrowings on new revolving credit facility	9,510
Borrowings on new term loan	88,000
Notes offered hereby	25,000
$42,589
Current maturities of long-term obligations	328
$42,917

(9)          Represents elimination of existing equity accounts and recording of new capital contribution.

(10)    Represents increase in interest expense to reflect issuance of the Existing Holdings Notes as follows:

				Twelve months
	Year ended	Three months ended		ended
	December 31,	April 3,	April 2,	April 2,
	2004	2004	2005	2005

Increase in PIK interest on the Existing Holdings Notes at 11.75%	$12,095	$2,938	$220	$9,377

(11) Represents decrease in interest expense to reflect the use of proceeds from the issuance of the Existing Holdings Notes as follows:

				Twelve months
	Year ended	Three months ended		ended
	December 31,	April 3,	April 2,	April 2,
	2004	2004	2005	2005

Reduction of dividends related to repurchase of $60,000 of preferred units at 10.0%	$(6,150)	$(1,500)	$(110)	$(4,760)

(12) Represents increase in interest expense to reflect the Transactions as follows:

				Twelve months
	Year ended	Three months ended		ended
	December 31,	April 3,	April 2,	April 2,
	2004	2004	2005	2005

Increase in PIK interest on $25,000 notes offered hereby at 11.75%	$3,024	$734	$823	$3,113
Increase in interest expense on new term loan $88,000 at 5.6%	4,928	1,232	1,232	4,928
Increase in interest expense on new revolving credit facility at 5.6%	533	133	133	533
Increase in amortization of deferred financing fees related to the Transactions	3,504	876	876	3,504
	$11,989	$2,975	$3,064	$12,078

(13) Represents decrease in interest expense to reflect the Transactions as follows:

				Twelve months
	Year ended	Three months ended		ended
	December 31,	April 3,	April 2,	April 2,
	2004	2004	2005	2005

Reduction of interest expense related to repurchase of term loan $85,200 at 6.1%	$(5,197)	$(1,299)	$(1,299)	$(5,197)
Reduction of dividends related to repurchase of preferred units at 10.0%	(7,343)	(1,794)	(2,131)	(7,680)
Reduction of interest expense related to payment of other senior debt	(24)	(6)	(6)	(24)
Reduction of interest expense related to payment of other subordinated debt	(162)	(41)	(41)	(162)
Reduction of amortization of deferred financing fees related to write-off of existing deferred financing fees	(1,777)	(441)	(601)	(1,937)
	$(14,503)	$(3,581)	$(4,078)	$(15,000)

(14)    Represents the following:

				Twelve months
	Year ended	Three months ended		ended
	December 31,	April 3,	April 2,	April 2,
	2004	2004	2005	2005

Eliminate historical original issue discount on the Norcross senior subordinated notes	$(92)	$(22)	$(25)	$(95)
Reduction of interest expense related to amortization of premium recorded to reflect Norcross senior subordinated notes at fair market value	(1,221)	(306)	(303)	(1,218)
	$(1,313)	$(328)	$(328)	$(1,313)